Exhibit 99.2

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Form 8-K”) filed by Vincera Pharma, Inc. with the Securities and Exchange Commission (the “SEC”) on December 30, 2020. Unless the context otherwise requires, the “Company” refers to Vincera Pharma, Inc. (“Vincera Pharma”) (f/k/a LifeSci Acquisition Corp.) and its subsidiaries after the closing of the Business Combination and LifeSci Acquisition Corp. (“LSAC”) prior to the closing of the Business Combination.

The following unaudited pro forma condensed combined financial statements present the combination of the financial information of LSAC and Legacy Vincera Pharma, adjusted to give effect to the Business Combination. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 combines the historical balance sheet of LSAC and the historical balance sheet of Legacy Vincera Pharma, on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on September 30, 2020. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020, combine the historical statements of operations of LSAC and Legacy Vincera Pharma on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2019, the beginning of the earliest period presented.

Bayer License Agreement Under Bioconjugate Technology and PTEFb Technology—On October 7, 2020, Legacy Vincera Pharma entered into the Bayer License Agreement, which became effective on December 23, 2020 upon the closing of the Business Combination and receipt of the Initial Qualified Financing (as defined in the Proxy Statement). Pursuant to the Bayer License Agreement, Vincera Pharma has been granted an exclusive, worldwide, royalty-bearing license under certain Bayer patents and know-how to develop, use, manufacture, commercialize, sublicense and distribute (i) a clinical-stage small molecule drug platform, including a PTEFb inhibitor compound, and (ii) a preclinical stage bioconjugations/next-generation ADC platform, including next-generation ADC compounds.

Following the closing of the Business Combination and receipt of the Initial Qualified Financing, Vincera Pharma will pay Bayer a $5 million upfront license fee. If the Company achieves all of the development and commercial sales milestones for license products under the Bayer License Agreement for each of the countries and disease indications, the Company would be obligated to pay milestone payments that range from $110 million to up to $318 million per licensed product, and upon successful commercialization of at least five licensed products, the Company could be required to pay aggregate milestone payments in excess of $1 billion. In addition to milestone payments, the Company is also required to pay Bayer under the Bayer License Agreement ongoing royalties in the single digit to low double digit percentage range on net commercial sales of licensed products.

In addition, in connection with the closing of the Business Combination, the parties took the following actions:

•

Converted $500,000 of the promissory notes issued by LSAC to the Sponsor (as defined in the Proxy Statement) in the aggregate principal amount of $1,000,000 into Private Warrants to purchase LSAC Shares (as defined in the Proxy Statement) at a conversion price of $0.50 per Private Warrant, all of which were issued to LifeSci Holdings LLC, and converted the remaining $500,000 of such amount at a conversion price equal to $10.00 per share into 50,000 LSAC Shares, all of which were issued to LifeSci Holdings LLC.

•

Converted the deferred underwriting discount payable to the underwriter of the IPO (as defined in the Proxy Statement) into LSAC Shares at a conversion price per share equal to $10.00, of which 140,796 shares were issued to LifeSci Holdings LLC and 88,936 shares were issued to the underwriter of the IPO.

•

Amended 500,000 of the Private Warrants held by Rosedale Park, LLC and 500,000 of the Private Warrants held by LifeSci Holdings LLC to remove the cashless exercise provision and include a redemption provision substantially identical to the provision set forth in Section 6.1 of the LSAC Warrants; provided, however, that such redemption rights may not be exercised during the first 12 months following the closing of the Business Combination unless the last sales price of the LSAC Shares has been equal to or greater than $20.00 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If Vincera Pharma determines that it needs additional capital prior to the time that the LSAC Warrants may otherwise be called for redemption pursuant to the foregoing terms, the parties agree to discuss the possibility of calling the Private Warrants for redemption prior to such time.

On December 23, 2020, the Business Combination was consummated and the Initial Qualified Financing was received.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Business Combination; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on LSAC results following the completion of the Business Combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•	the historical audited financial statements of LSAC for the period from December 19, 2018 (inception) through June 30, 2019 and the related notes, which are included in the Proxy Statement;

•

the historical audited financial statements of Legacy Vincera Pharma as of December 31, 2019 and for the period from March 1, 2019 (inception) through December 31, 2019 and the related notes, which are included in the Proxy Statement;

•	the historical unaudited financial statements of LSAC as of and for the three months ended September 30, 2020 and 2019 and the related notes, which are included in the Proxy Statement;

•	the historical audited financial statements of LSAC for the year ended June 30, 2020 and the related notes, which are included in the Proxy Statement;

•	the historical unaudited financial statements of Legacy Vincera Pharma as of and for the nine months ended September 30, 2020 and the related notes, which are included in the Proxy Statement;

•

other information relating to LSAC and Legacy Vincera Pharma contained in the Proxy Statement, including the Merger Agreement and the description of certain terms thereof set forth in the section entitled “The Merger Agreement.”

Pursuant to LSAC’s amended and restated certificate of incorporation in effect prior to the closing of the Business Combination, holders of LSAC Shares were offered the opportunity to redeem, upon the closing of the Business Combination, all or a portion of the shares of Company Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing) in the Trust Account (as defined in the Proxy Statement). No holders of LSAC Shares elected to redeem their LSAC Shares in connection with the closing of the Business Combination.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of Vincera Pharma following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

(in thousands)

			Pro Forma Combined
	LSAC	Vincera	Pro Forma		Pro Forma
	Historical	Historical	Adjustments	Notes	Combined
Assets
Cash	$563	$36	(5,000)	2 a	$59,078
			65,698	2 b
			(2,017)	2 c
			(202)	2 d
Other current assets	74	439	(439)	2 c	74

Total current assets	637	475	58,040		59,152

Cash and marketable securities held in Trust Account	65,698	—	(65,698)	2 b	—

Non-current assets	65,698	—	(65,698)		—

Total assets	$66,335	$475	$(7,658)		$59,152

Liabilities
Accounts payable and accrued expenses	$402	$643	$—		$1,045
Due to related parties	—	14	—		14
Other current liabilities	1	—	—		1

Total current liabilities	403	657	—		1,060
Promissory note - related party	1,000	202	(1,202)	2 d	—
Deferred underwriting fees	2,297	—	(2,297)	2 c	—

Total non-current liabilities	3,297	202	(3,499)		—

Total liabilities	3,700	859	(3,499)		1,060

Commitments
Common stock subject to possible redemptions	57,635	—	(57,635)	2 e	—
Equity
Preferred stock	—	—	—		—
Common stock	—	1	—		1
Class A	—	—	—		—
Class B	—	—	—		—
Additional paid in capital	5,555	4	(159)	2 c	63,480
			1,000	2 d
			(555)	2 e
			57,635	2 e
Retained earnings (accumulated deficit)	(555)	(389)	(5,000)	2 a	(5,389)
			555	2 e

Total equity	5,000	(384)	53,476		58,092

Total liabilities and stockholders’ equity	$66,335	$475	$(7,658)		$59,152

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(in thousands, except share and per share data)

			Pro Forma Combined
	LSAC	Vincera	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenues	$—	$—	$—		$—

Operating expenses
General, administrative and other	2	45	—		47

Total operating expenses	2	45	—		47

Net income (loss)	$(2)	$(45)	$—		$(47)

Weighted average share outstanding
Basic			13,984,441	2 c	13,984,441
Diluted			13,984,441	2 c	13,984,441
Net income (loss) per share
Basic					$(0.00)
Diluted					$(0.00)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(in thousands, except share and per share data)

			Pro Forma Combined
	LSAC	Vincera	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenues	$—	$—	$—		$—

Operating expenses
General, administrative and other	612	342	—		954

Operating expenses	612	342	—		954

Operating profit	(612)	(342)	—		(954)

Interest income
Interest income	60	(2)	(60)	2 a	(2)

Total interest income	60	(2)	(60)		(2)

Income (loss) before income taxes	(552)	(344)	(60)		(956)

Income tax expense	(1)	—	1	2 b	—

Net income (loss)	$(553)	$(344)	$(59)		$(956)

Weighted average share outstanding
Basic			13,984,441	2 c	13,984,441
Diluted			13,984,441	2 c	13,984,441
Net income (loss) per share
Basic					$(0.07)
Diluted					$(0.07)

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, LSAC is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Legacy Vincera Pharma issuing stock for the net assets of LSAC, accompanied by a recapitalization. The net assets of LSAC are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 gives pro forma effect to the Business Combination as if it had been consummated on September 30, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020, give pro forma effect to the Business Combination as if it had been consummated on January 1, 2019.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•	LSAC’s unaudited balance sheet as of September 30, 2020 and the related notes, which are included in the Proxy Statement; and

•	Vincera’s unaudited balance sheet as of September 30, 2020 and the related notes, which are included in the Proxy Statement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 has been prepared using, and should be read in conjunction with, the following:

•

LSAC’s audited statement of operations for the period from December 19, 2018 (inception) through June 30, 2019 and the related notes, which are included in the Proxy Statement; LSAC’s unaudited statement of operations for the six months ended December 31, 2019; and

•	Vincera’s audited statement of operations for the period from March 1, 2019 (inception) through December 31, 2019 and the related notes, which are included in the Proxy Statement.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•	LSAC’s unaudited statement of operations for the three months ended September 30, 2020 and 2019 and the related notes, which are included in the Proxy Statement; and

•	LSAC’s audited statement of operations for the year ended June 30, 2020 and the related notes, which are included in the Proxy Statement; and

•	Vincera’s unaudited statement of operations for the nine months ended September 30, 2020 and the related notes, which are included in the Proxy Statement.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of LSAC and Legacy Vincera Pharma.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. LSAC and Legacy Vincera Pharma have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2020 are as follows:

a	Reflects the payment of a $5.0 million fee due Bayer pursuant to the Bayer License Agreement following the closing of the Business Combination and receipt of the Initial Qualified Financing.

b	Reflects the reclassification of cash and investments held in the Trust Account that became available following the Business Combination.

c

Represents the payment of transaction costs of approximately $2.0 million, the reclassification of Vincera Pharma’s deferred offering costs into additional paid in capital of $0.4 million as of September 30, 2020 and the conversion of the deferred underwriting discount payable at a conversion price per share equal to $10.00, of which 140,796 shares were issued to LifeSci Holdings LLC and 88,936 shares were issued to the underwriter of the IPO (“Transaction Costs”). Transaction Costs includes legal, financial advisory and other professional fees related to the Business Combination. Transaction Costs are not included in the unaudited pro forma condensed combined statement of operations as they are deemed to not have a continuing impact on the results of the post-combination company.

d

Reflects the exchange of $500,000 in promissory notes for Private Warrants at $0.50 per warrant and the conversion of the remaining $500,000 in promissory notes upon consummation of the Business Combination at a conversion price equal to $10.00 per share into 50,000 LSAC Shares. Also, reflects the payoff of Legacy Vincera Pharma’s $202,000 related party promissory note.

e

Reflects a pro forma adjustment for the reorganization of the equity section of the Combined Company (as defined in the Proxy Statement). Adjustment includes the transfer of LSAC’s $57.6 million common stock subject to possible redemptions balance as of September 30, 2020 to permanent equity as there were no common stock redemptions subsequent to September 30, 2020.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the nine months ended September 30, 2020 are as follows:

a Represents pro forma adjustment to eliminate interest income related to the Trust Account.

b We have incurred income tax expense primarily related to interest income held in the Trust Account. We are eliminating this income tax expense because this income tax expense will not be incurred if the Business Combination was consummated on January 1, 2019.

c Represents the increase in the weighted average shares outstanding due to the issuance of common stock (and redemptions in the Assuming Maximum Redemptions in LSAC Shares scenario) in connection with the Business Combination.

3.	Income per Share

Represents the net income per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2019. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. Also, assumes that all stock options, warrants and rights are not dilutive.

Pro Forma Combined
LSAC’s Public Stockholders	6,563,767
LSAC’s Initial Stockholders	1,640,942
Other	279,732
Sellers	5,500,000

Total	13,984,441